FNB UNITED CORP. American Bankers Association Community Bank Investor Conference New York, NY October 27-28, 2008 Yes You Can ® Yes We Can ® Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared. These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

FNB UNITED – Presentation Contents • Why FNB UNITED • Financial Statistics • Management & Culture • Business Strategy • Questions

Why FNB UNITED
• Solid Franchise
Growth markets
Growth opportunities
Strong Culture
• Historical Solid Operating Performance
• Committed to Improved Future Performance
… An Attractive Investment Opportunity

Why FNB UNITED -
Value
1907, as First National Bank of
Asheboro
Founded:
118,000 +
44 Banking Offices
36 Communities in 17 N.C. Counties
Customers:
Locations:
$1.52 Billion Deposits:
$1.56 Billion Loans:
$2.07 Billion Assets:
Top-10 Ranked Financial Service Company
HQ’d in North Carolina

WINSTON SALEM
GREENSBORO
HIGH POINT
DURHAM
RALEIGH
ASHEVILLE
GREENVILLE
CHARLOTTE
FAYETTEVILLE
WILMINGTON
77
73
85
40
95
Central Region
Southern Region
Mid-Western Region
Western Region
Dover Headquarters
Company Headquarters

Yes You Can ® Yes We Can ® The Yes! Bank Franchise

FNB UNITED Acquisitions
28 $1,091 MM TOTAL OTHER
$25MM Dover Mortgage Company April 2003
Offices Assets BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

Price / Book (%)
Price / Tangible Book (%)
*FNB United $6.05 as of 10/16/08
**SNL Data – Banks between $1 - $5 billion as of 10/16/08
***SNL Data – NC State Public Bank Median as of 10/16/08
32.2
FNB United
Corp.*
160
SNL Banks
Peer Group**
68.9
FNB United
Corp.*
216.7
SNL Banks
Peer Group**
74.1
NC Banks***
82.4
NC Banks***
Value - Investor Opportunity

Profitability
6.61%
2.71%
2.75%
FNB United Corp.* SNL Banks Peer
Group**
NC Banks***
Dividend Yield (%)
*FNB United $6.05 as of 10/16/08
**SNL Data – Banks between $1 - $5 billion as of 10/16/08
***SNL Data – NC State Public Bank Median as of 10/16/08

Financial Statistics

$1,302 $1,446 $1,589 $1,421 $1,441 $1,520 2006 2007 Q3-2008 2006 2007 Q3-2008 Loan and Deposit Growth (In Millions) Loan Growth Deposit Growth (unaudited) (unaudited)

Q3/2008 – Special Credit Provisions • Impact of Slowing NC Housing Market – Migration of Credit Grades • Provision to A.L.L.L. - $9.4 MM • Past Dues – 1.104% • Charge-Offs – 25 bp (annualized)

• Reflective of our Community
Banking Regions
• No Out of Market Lending
• No Sub-Prime Mortgages
• No Non-Agency MBS/CMOs
• No Fannie/Freddie Preferreds
Yes You Can
®
Yes We Can
®
Yes You Can
®
Yes We Can
®
Asset Composition

Loan Portfolio Composition
September 30, 2008
9%
13%
24%
12%
8%
20%
3%
7%
3%
Commercial & Industrial
CRE - Income Property
Commercial Owner-Occupied
(including construction)
1-4 Owner-Occupied (including
construction)
1-4 Residential Rental (including
construction)
Development, Land, & CRE
Construction
Consumer & Ag. RE
HELOC
Other Consumer
Approximately 87% secured by real estate
Variable rate loans account for approximately 69% of the total portfolio
Loan Portfolio Mix

Portfolio Detail See Appendices For Additional Loan Portfolio Stratification

0.47%
1.12%*
0.68%
0.80%
2004
0.22%
1.25%*
0.64%
0.76%
2005
0.16%
1.22%
0.82%
0.85%
2006
0.27%
1.20%
1.13%
1.29%
2007
0.248%
Net Charge Offs
Average Loans (annualized)
1.68%
Loan Loss Reserve
Total Loans Held for
Investment
2.29%
NPA’s/Total Assets
2.57%
Nonperforming Loans /
Total Loans Held for
Investment
Q3 2008
(unaudited)
Asset Quality
Asset Quality
*  Includes reserve for unfunded commitments
(See Appendix)

NPA's / Total Assets 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2005 2006 2007 Q1-2008 unaudtd Q2-2008 unaudtd Q3-2008 unaudtd Asset Quality

Reserves v. Loss Experience
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2005 2006 2007 Q1-2008
unaudtd
Q2-2008
unaudtd
Q3-2008
unaudtd
Reserve for Loan Losses / Total Loans HFI
Net Charge Offs / Average Loans
Asset Quality

HELOC Quality Statistics
• Committed Lines -
- $265,838,000
• Outstanding Balances
- $116,623,000
• % Portfolio – 7.2%
• Secured by 1st Lien –
Lines             – 36.5%
Outstandings – 32.7%
• Lines exceeding 90%
Combined LTV - 1.8%
• Impaired and Non
Accrual - .20%
• Delinquent > 29 days
- .33%
• Trailing 4 quarters’
loss - .112%

Funding Mix FHLB/FFP 13% CD / IRA 49% NOW 10% IMM/SAV/Repo 19% DDA 9% Funding Portfolio September 30, 2008

Funding Highlights
•
“CheckingONE”
– rolled out September 2007
Debit Card Activity Requirement
Online Banking
eStatement
$37 million as of 09/30/2008 (41% new money)
Profitable since inception
• “Positive Power”
and “Money MarketONE”
Insured Money Market Accounts
Temporary Above-Market Rate
$107,000,000 as of 09/30/2008 (61% new money)

Profitability
$12,187
$1,625
$12,361
$358
$752
$1,800
2006 2007 Q3-08 YTD
$1.25
$0.17
$1.09
$0.03
$0.07
$0.16
2006 2007 Q3-08 YTD
Operating Net Income Operating Earnings Per Share
(In Thousands)
(unaudited) (unaudited)
$13,812
$12,719
$2,552
$1.42
$1.12
$0.23
Reported Earnings
Goodwill Writedown
(Following Increased
Reserve Allocation) (Following Increased
Reserve Allocation)

Profitability 4.20% 4.01% 3.44% 2006 2007 Q3-2008 Net Interest Margin (unaudited)

Capital
• Well Capitalized
• Raised $15 million sub debt in second quarter 2008
• $10 million revolving credit facility in second
quarter 2008
• Reduced dividend in 2
nd
Quarter from $0.15 to
$0.10   (still greatly exceeds peer)
Impact on Capital – $2,300,000/year
Target payout – 25-30% of operating earnings

FNB United Culture

Our Culture • Performance and Team Oriented • Participative and Positive • Service • Education / Training • Accountable • Hardest Part of Merger Integration

Participative and Positive
Yes you can.
®
CommunityONE
is the Yes Bank.  It is plainly stated in our
Yes you can
®
— Yes we can
®
trademarks, and often repeated
in our customer service programs, company spirit campaigns
and marketing messages. More than a motto, however, Yes is
our promise to help you reach your financial goals and dreams.
This is what we do.  This is who we are.  For the past 100 years.
And for the next 100, too.  Because when you believe in the
power of Yes, anything is possible.
The power of positive banking.
SM

Business Strategy – Earnings and Growth Opportunities

Core Strategies
• Manage/Improve Asset Quality
• Restore Historical Financial Performance
Stronger Pricing Models / Improve Deposit Mix
Grow Fee Income – Wealth Management,
Mortgage Banking
Expense Control – Staffing + Electronic
Transactions + New Project
• Profitable Franchise Growth
Increase Penetration of Current Markets
Targeted DeNovo Offices

Improving Financial Performance
Sales Initiatives – Improve Funding Mix
• Core Deposit Focus
New CheckingONE
Deposit (NOW) Account
New Money Market Account
Enhance Corporate Cash Management
Promote Remote Capture
Continued Low Reliance on Brokered Deposits
• Take Advantage of Market Dislocation

Market Share Opportunity Caused by Dislocation
Source:  SNL Financial
Data as of 6/30/2008, pro forma for pending and recently completed acquisitions
Dislocation from current market turmoil creates an opportunity to capture share
Total Total Total Total
Deposits Market Deposits Market
Branch
in Market Share
Branch
in Market Share
FNBN's Top Five MSAs Count ($000) (%) Count ($000) (%)
Greensboro-High Point, NC 12 528,919 4.97 29 2,654,517 24.93
Hickory-Lenoir-Morganton, NC
5 195,384 4.40 11 771,340 17.37
Charlotte-Gastonia-Concord, NC-SC 6 176,029 0.16 81 75,657,341 69.42
Salisbury, NC 4 112,800 7.64 5 304,235 20.61
North Wilkesboro, NC 3 94,143 12.39 4 243,949 32.10

FNBN Zip Codes of Operation
Market Share Opportunity Caused by Dislocation
Source:  SNL Financial
Data as of 6/30/2008, pro forma for pending and recently completed acquisitions
Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wachovia Corp. (NC) 43 3,029,940 18.97
2 BB&T Corp. (NC) 41 2,488,284 15.58
3 FNB United Corp. (NC) 45 1,489,189 9.32
4 SunTrust Banks Inc. (GA) 22 1,015,504 6.36
5 Bank of America Corp. (NC) 22 870,549 5.45
6 Royal Bank of Canada 20 721,623 4.52
7 First Citizens BancShares Inc. (NC) 18 615,924 3.86
8 Capital Bank Corp. (NC) 8 452,612 2.83
9 Carolina Bank Holdings Inc. (NC) 6 438,671 2.75
10 Bank of Granite Corp. (NC) 7 408,391 2.56
Top 10 232 11,530,687 72.19
Totals 378 15,972,387 100.00

Improving Financial Performance
Integration and Cost Savings Initiatives:
Improve profitability – streamline operation
In depth analysis in process
• Staffing – Corporate, Retail and Operations
• Vendor Management
• Improved Management Reporting
Objective - $4.0 -5.0 MM of opportunities
To date staff reductions $1.7 MM (annualized)
Non-interest Income increase -
$2.6 MM (annualized)

Wealth Management
• Full suite of products and services offered
through experienced personnel.  Average of 24+
years experience
• High Touch - Face to Face meetings
• Take Advantage of Market Dislocation
• Technology used positively
Internet delivery of Investment Performance
Electronic Client Statements
24hr Account Access + online planning tools
• Client Retention rate of 95% for the last 3 years

Wealth Management Revenues $0.00 $200,000.00 $400,000.00 $600,000.00 $800,000.00 $1,000,000.00 $1,200,000.00 $1,400,000.00 $1,600,000.00 $1,800,000.00 $2,000,000.00 2004 2005 2006 2007 YTD 2008

The “New” Dover Mortgage Now sub of Bank New Leadership New System & Operations New Markets Expanded Wholesale Reverse Mortgages

Company Growth Strategy
• Increase Penetration of Current Markets
Attractive Markets & Customer Base
• De Novo Offices
Two New Offices in 2008 (Greensboro &
Cornelius)
One Office in 2009 – Seven Lakes, N.C.
• Promote Wealth Management/Mortgage -
Fee Businesses in CommunityONE
Bank
• Increased Synergy With and Contribution From
Dover Mortgage

Summary

Summary – Why FNB UNITED • Growing Company in Good Markets • Proven Integrator - Fixer • Focused on Credit Quality and Performance Improvement … equals … Compelling Investment Opportunity

Questions?

Contact Information
Michael C. Miller
Chairman, President & CEO
Mike.Miller@MyYesBank.com
Mark A. Severson
Chief Financial Officer
Mark.Severson@MyYesBank.com
FNB United Corp.
CommunityONE
Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®

Appendix I
Historical Asset Quality Measurements
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2005 2006 2007 Q1-2008 unaudtd Q2-2008 unaudtd Q3-2008 unaudtd
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
180.00%
Nonperforming Loans / Total Loans HFI Reserve for Loan Losses / Total Loans HFI Net Charge Offs / Average Loans
OREO & Repossessed Assets / Total Assets Reserve for Loan Losses / NPL's

Appendix II - Loan Portfolio Mix
Portfolio Composition
September 30, 2008
9%
13%
21%
3%
10%
3%
6%
12%
5%
3%
7%
3%
3%
3%
C&I CRE - N/O CRE O/O
Construction, Commercial, O/O 1-4 Residential 1st Mortgage, O/O Construction, 1-4, O/O
1-4 Residential 1st Mortgage, N/O Construction, 1-4, N/O Construction, Commmercial, N/O
RE Development Commercial, Land Only Other RE, Consumer & Ag
HELOC Other, non RE

Appendix III – Real Estate Segmentation
Real Estate Portfolio Segment
Strata
Balances
(000's)
Strata /
Portfolio
Composition Industry Segment
Segment
Balance
(000's)
Strata
Composition
Segment /
Portfolio
Composition
Commercial, Owner Occupied 273,793      19.4%
Hotels 26,351        9.6% 1.9%
Commercial Construction 15,576        5.7% 1.1%
Residential Construction 14,238        5.2% 1.0%
Other Real Estate Activities 14,164        5.2% 1.0%
Mini-Warehouses & Self Storage 11,581        4.2% 0.8%
Management Companies 9,469          3.5% 0.7%
Nursuing Care Facilities 6,511          2.4% 0.5%
All Others 175,902      64.2% 12.5%
Commercial Income Properties, Non-Owner Occupied 240,148      17.0%
Commercial Lessors 104,593      43.6% 7.4%
Residential Construction 31,211        13.0% 2.2%
Residential Lessors 29,685        12.4% 2.1%
Commercial Construction 17,472        7.3% 1.2%
Limited Service Restaurants 10,742        4.5% 0.8%
Land Subdivision 6,492          2.7% 0.5%
Real Estate Property Managers 6,368          2.7% 0.5%
Other Real Estate Activities 3,263          1.4% 0.2%
All Others 30,322        12.6% 2.1%
1-4 Residential, Owner-Occupied 160,639      11.4%
1-4 Residential, Non-Owner Occupied 94,239        6.7%
Construction, 1-4 Residential, Non-Owner Occupied 96,037        6.8%
Construction, 1-4 Residential, Owner-Occupied 39,910        2.8%
Commercial Construction, Non-Owner Occupied 31,475        2.2%
Commercial Lessors 10,006        31.8% 0.7%
Residential Construction 9,129          29.0% 0.6%
Commercial Construction 4,474          14.2% 0.3%
Residential Lessors 3,525          11.2% 0.2%
Real Estate Property Managers 1,255          4.0% 0.1%
Multifamily 832             2.6% 0.1%
All Others 2,255          7.2% 0.2%

Real Estate Portfolio Segment
Strata
Balances
(000's)
Strata /
Portfolio
Composition Industry Segment
Segment
Balance
(000's)
Strata
Composition
Segment /
Portfolio
Composition
Commercial Construction, Owner Occupied 11,469        0.8%
Mini-Warehouses & Self Storage 5,814          50.7% 0.4%
Hotels 3,113          27.1% 0.2%
All Others 2,542          22.2% 0.2%
Land Development 186,908      13.2%
Residential Subdivision 151,466      81.0% 10.7%
Commercial Land Development 20,805        11.1% 1.5%
All Others 14,637        7.8% 1.0%
Land Only, Commercial 75,095        5.3%
Residential Developers 12,299        16.4% 0.9%
Residential Builders 12,035        16.0% 0.9%
Commercial Lessors 10,920        14.5% 0.8%
Commercial Builders 9,075          12.1% 0.6%
Residential Lessors 3,215          4.3% 0.2%
All Others 27,551        36.7% 2.0%
HELOC 116,623      8.3%
Consumer (not HELOC) 21,473        1.5%
Other Commercial 37,672        2.7%
Churches 24,908        66.1% 1.8%
Fire Protection 5,503          14.6% 0.4%
All Others 7,261          19.3% 0.5%
Farmland 26,648        1.9%
Total Real Estate-Secured Loan Portfolio 1,412,129
Appendix III – Real Estate Segmentation